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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2001

HearMe
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25399 (Commission File Number)	94-3217317 (IRS Employer Identification No.)

685 Clyde Avenue
Mountain View, California 94043
(Address of principal executive offices, with zip code)

(650) 429-3900
(Registrant's telephone number, including area code)

Item 5. Other Events.

    On December 19, 2001, HearMe completed the sale of certain assets to PalTalk.com. Further details are set forth in the press release attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

  (c)  Exhibits

2.4	Asset Purchase Agreement dated December 19, 2001 by and among HearMe, AudioTalk Networks, Inc., Resounding Technologies, Inc., and PalTalk Holdings, Inc.(1)
99.1	Press Release.

(1)
In accordance with Rule 601(b)(2) of Regulation S-K, certain schedules have been omitted. Copies of these schedules will be furnished supplementally to the Commission upon request.

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SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HearMe (Registrant)
Date: December 28, 2001	By:	/s/ James Schmidt James Schmidt Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit Number	Description
2.4	Asset Purchase Agreement dated December 19, 2001 by and among HearMe, AudioTalk Networks, Inc., Resounding Technologies, Inc., and PalTalk Holdings, Inc.(1)
99.1	Press Release.

(1)
In accordance with Rule 601(b)(2) of Regulation S-K, certain schedules have been omitted. Copies of these schedules will be furnished supplementally to the Commission upon request.

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  Item 5. Other Events.
  Item 7. Financial Statements and Exhibits .
SIGNATURES
INDEX TO EXHIBITS